                                                                  EXHIBIT 10.19

                              LOAN RESTRUCTURE AND
                             SUBSCRIPTION AGREEMENT


     This Agreement is made as of July 26, 1999, between GLOBAL MEDIA CORP., a Washington corporation (the "Company"), and SANDCASTLE INN LTD. (the "Lender").

                                   BACKGROUND

     A. Between November 15, 1997 and March 31, 1999, the Lender advanced funds to the Company on an open account (the "Advances"), and the Company made partial payments against the Advances, in the amounts listed on the attached EXHIBIT A.

     B. In connection with the Company's recent convertible debt offering, the Company and the Lender agreed to restructure and document the Advances as set forth in this Agreement.

                                    AGREEMENT

     In consideration of the terms and conditions of this Agreement, the parties agree as follows:

     1. CONFIRMATION OF AMOUNT AND TITLE. The Lender confirms and agrees that the outstanding principal amount of the Advances as of the date of this Agreement is $137,931. The Lender represents and warrants that it is the sole owner of the Advances and that it has not transferred, assigned, pledged, mortgaged, or conveyed any of its interest in the Advances.

     2. RESTRUCTURE. Upon execution and delivery of this Agreement, the Company shall execute and deliver to the Lender:

          2.1 NOTE. A Note in the initial principal amount of $74,886.50, in substantially the form attached as EXHIBIT B (the "Note"). The initial Note amount is equal to $64,541.50 (one-half of the current balance of the Advances) plus $10,345 in accrued interest.

          2.2 SHARES. Instructions to the Company's Transfer Agent to issue a certificate representing 9,217 shares of the Company's common stock (the "Shares"), subject to Section 5.4, below. The number of Shares is equal to $64,541.50 (one-half of the current balance of the Advances) plus $10,345 in accrued interest, divided by $8.125.

     3. CANCELLATION OF ADVANCES. The Lender hereby accepts the Note and the Shares as payment in full of the Advances, and cancels any obligation of the Company to repay the Advances, except as set forth in the Note.

     4. SUBSCRIPTION. The Lender hereby irrevocably subscribes for the Shares at a price of $8.125 per share, for a total purchase price of $74,886.50. The Lender certifies that it is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933, as amended.

     5. OTHER SECURITIES ISSUES.

          5.1 RISK OF LOSS. The Lender recognizes that an investment in the Company involves certain substantial risks which could result in the loss of the Lender's entire investment.

         5.2 INVESTMENT INTENT. The Lender certifies that it is purchasing the Note and the Shares for investment for its own account and not on behalf of any other person, nor with a view to, or for resale or other distribution of the Note or the Shares.

         5.3 NO REGISTRATION. The Lender acknowledges and understands that:
(a) the Note and the Shares have not been registered under either federal or state securities laws; (b) the Note and the Shares are being offered and sold to the Lender pursuant to Section 4(2) or other exemption available under the Securities Act of 1933, as amended, and comparable state securities exemptions; and (c) no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Note or the Shares.

          5.4 LEGEND. The Lender consents to the placement of a legend on the Note and all certificates representing the Shares in substantially the following form:

          These securities have not been registered under the Securities Act of 1933, he Securities Act of Washington, or the securities act of any other state. They may not be sold or offered for sale in the absence of an effective registration statement under the applicable act, or an opinion of counsel satisfactory to the issuer of the securities that an exemption under the applicable act is available and that such registration is not required.

          5.5 RESTRICTIONS ON TRANSFER. The Lender understands and acknowledges that: (a) no assignment, sale, transfer, exchange or other disposition of the Note or the Shares can be made except in accordance with applicable federal and state securities laws; (b) the Note and the Shares cannot be sold or otherwise distributed in the absence of registration or an exemption from the registration requirements of federal and state securities laws; and (c) the Company is not obligated to take any actions to register the Note or the Shares or make available any exemptions from federal or state registration requirements.

          5.6 RESIDENCE. The Lender certifies that it is a resident of the jurisdiction set forth beneath its signature.

     6. GENERAL PROVISIONS.

          6.1 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall be for the benefit of the parties and their respective successors and assigns.

          6.2 AMENDMENT; WAIVER. The provisions of this Agreement, or of any agreement or document executed in connection with this Agreement, may be amended or waived only in a written agreement signed by the party against which enforcement of such amendment or waiver is sought. Any waiver of any right or breach under this Agreement shall not be construed as a waiver of any other or any subsequent right or breach.

          6.3 SEVERABILITY. If any portion of this Agreement is held to be invalid by a court of competent jurisdiction, the remaining terms of this Agreement shall remain in full force and effect to the extent possible.

          6.4 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, other than its conflict of law rules. The parties consent to the jurisdiction of and venue in any appropriate court in King County, Washington.

          6.5 INDEPENDENT COUNSEL. The Lender acknowledges that it has been represented by independent legal counsel with regard to this Agreement, and has had an adequate opportunity to seek independent legal counsel with regard to all documents executed in connection with this Agreement. The Lender acknowledges that Davis Wright Tremaine LLP has represented the Company and has not represented the Lender.

          6.6 NOTICES. The parties shall deliver any notices required under this Agreement in writing by personal or courier delivery, facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below, or to such other address as specified by a party in writing. Notices shall be deemed effective as of the date of personal or courier delivery, confirmed facsimile transmission, or three days after the date on the postmark affixed to the notice.

          6.7 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall insure to the benefit of the parties and their respective successors and assigns.


 --------------------------------------------------------------------------
 IF TO THE COMPANY:                   WITH A COPY TO:
 --------------------------------------------------------------------------
 Global Media Corp.                   Davis Wright Tremaine LLP
 400 Robson Street                    2600 Century Square
 Vancouver, BC Canada V6B 2B4         1501 Fourth Avenue
 FACSIMILE: (604) 688-9996            Seattle, Washington 98101-1688
 ATTENTION: James L. Porter,          FACSIMILE: (206) 386-7500
            Chief Financial Officer   ATTENTION: Eugenie D. Mansfield, Esq.
 --------------------------------------------------------------------------
 IF TO LENDER:                        WITH A COPY TO:
 --------------------------------------------------------------------------
 ___________________________________  ____________________________________
 ___________________________________  ____________________________________
 FACSIMILE:_________________________  FACSIMILE:__________________________
 ATTENTION: ________________________  ATTENTION: _________________________
 --------------------------------------------------------------------------

          6.8 ATTORNEY FEES. The prevailing party in any arbitration or litigation concerning this Agreement is entitled to reimbursement of its reasonable attorneys' fees, costs and expenses from the non-prevailing party, including fees, costs and expenses incurred on appeal or in bankruptcy proceedings.

          6.9 ENTIRE AGREEMENT. This Agreement, its attached schedules and exhibits, and the documents executed in connection with this Agreement, contain the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede any and all prior agreements, written or oral, relating to their subject matter.

          6.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute the same instrument.

     Executed as of the first date written above.


                                         LENDER:

                                         SANDCASTLE INN LTD.

                                         By:      /s/
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------
                                         Jurisdiction of Residence:
                                                                   ------------


                                         COMPANY:

                                         GLOBAL MEDIA CORP.


                                         By:  // L. James Porter
                                            -----------------------------------
                                         Name:  L. James Porter
                                         Title:  Chief Financial Officer

                                    EXHIBIT A

                           ADVANCE AND PAYMENT HISTORY



  DATE                 CANADIAN FUNDS             CUMULATIVE TOTAL
                                                  (CANADIAN FUNDS)
                              $                           $
11/15/97                    5,950                       5,950
11/30/97                     840                        6,790
12/05/97                    7,588                      14,378
12/05/97                     465                       14,843
12/05/97                     480                       15,323
12/09/97                     138                       15,761
12/15/97                   11,214                      26,975
12/15/97                     785                       27,760
12/31/97                    3,061                      30,821
12/31/97                     187                       31,008
01/03/98                    2,210                      33,218
01/12/98                    2,091                      35,309
                             137                       35,446
01/14/98                    3,327                      38,773
                             232                       39,005
02/02/98                    6,000                      45,005
03/03/98                    1,935                      46,940
03/05/98                    2,182                      49,122
03/25/98                     332                       49,454
04/02/98                   11,095                      60,549
04/27/98                  (13,283)                     47,266
04/28/98                  (12,000)                     35,266
04/30/98                    2,266                      37,534
05/01/98                    1,824                      39,358
05/03/98                     200                       39,558
05/15/98                   10,948                      50,506
05/19/98                    8,970                      59,476
05/31/98                    7,844                      67,320
06/05/98                  (20,000)                     47,320
06/03/98                     857                       48,177
06/05/98                  (20,000)                     28,177
06/15/98                    7,505                      35,682
06/15/98                     625                       36,307
06/18/98                    3,698                      40,005
06/30/98                    9,438                      49,443
06/30/98                   12,000                      61,443
07/03/98                  (11,573)                     49,870
07/09/98                    8,967                      58,837
07/10/98                    5,000                      63,837
 7/31/98                    6,140                 69,977 (YEAR END)
08/07/98                   13,173                      83,150
08/07/98                  (15,000)                     68,150

                                       5


08/11/98                     623                       68,773
08/18/98                   10,000                      78,773
08/21/98                   10,000                      88,773
08/24/98                   10,000                      98,773
09/01/98                   10,000                      108,773
09/15/98                   10,000                      118,773
09/23/98                    5,000                      123,773
09/28/98                   50,000                      173,773
10/01/98                    6,000                      179,773
10/16/98                    5,000                      184,773
10/19/98                   10,000                      194,773
03/31/99                  (194,773)                       0
03/31/99                   200,000                     200,000


When converted to US funds using the exchange rate of 1.45 the cumulative total is $137,931.

                                    EXHIBIT B


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE SECURITIES ACT OF WASHINGTON, OR THE SECURITIES ACT OF ANY OTHER STATE. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THE SECURITIES THAT AN EXEMPTION UNDER THE APPLICABLE ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED.


                                      NOTE

PRINCIPAL: $74,886.50                                     DATE:   July 26, 1999

     1. PROMISE TO PAY. In return for value received, GLOBAL MEDIA CORP. ("Borrower") promises to pay to the order of SANDCASTLE INN LTD. ("Lender"), at the address below the Lender's signature, or at such other place as Lender may designate, the principal amount of Seventy-Four Thousand Eight Hundred Eighty-Six Dollars and Fifty Cents ($74,886.50), plus interest and all other sums due under this Note.

     2. INTEREST. Interest on the unpaid principal balance of this Note shall accrue daily at rate 9% per annum, until all sums due under this Note are paid in full.

     3. PAYMENTS. Borrower shall make payments of $18,721.63 in principal plus accrued and unpaid interest to Lender on October 31, 1999, January 31, 2000, April 30, 2000, and July 31, 2000 (the "Due Date"). On the Due Date, the Borrower shall also pay to Lender all outstanding principal, accrued interest, and any other unpaid sums due under this Note. The Borrower may completely or partially prepay this Note at any time. The Borrower, however, must continue to make all payments when due, despite any prepayments. Lender shall apply every payment or prepayment first to Lender's charges and costs, then to unpaid accrued interest due under this Note, and then to the principal balance.

     4. DEFAULT. Lender may declare the Borrower to be in default, and all amounts due under this Note immediately due in full if the Borrower fails to make any payment when due under this Note. However, Lender's failure to exercise any right available to it upon the Borrower's default, or to strictly enforce any term of this Note, the Loan Agreement or the Security Documents, does not constitute a waiver of that right or term.

     5. USURY. Lender and the Borrower specifically intend this Note to bear a lawful rate of interest. If any competent court finds that this Note's rate of interest is unlawful, the interest rate shall be reduced to the highest legal rate. Lender shall apply any excess interest previously collected to this Note's unpaid principal balance, or, if this Note is fully repaid, return it to the Borrower.

     6. WAIVERS. The Borrower and all other persons liable or to become liable on this Note waive presentment, demand of payment, notice of dishonor, protest, notice of nonpayment, and all other notices and demands.

     7. APPLICABLE LAW, JURISDICTION; VENUE. This Note shall be governed by, construed, and enforced under the laws of the state of Washington. The Borrower submits to the jurisdiction and venue of any court located in King County, Washington.

     8. ATTORNEY FEES AND COSTS. The Borrower agrees to pay all of Lender's reasonable costs incurred, with or without legal action, in collecting any amounts due under this Note, or upon appeal or bankruptcy proceedings, including attorneys' fees incurred as a result of a lawsuit, appeal and/or bankruptcy proceeding.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                                       GLOBAL MEDIA CORP.


                                       By:  /s/ L. James Porter
                                            -----------------------------------
                                       Name:  L. James Porter
                                       Title:  Chief Financial Officer

                                                                  EXHIBIT 10.20

                              LOAN RESTRUCTURE AND
                             SUBSCRIPTION AGREEMENT


     This Agreement is made as of July 26, 1999, between GLOBAL MEDIA CORP., a Washington corporation (the "Company"), and SANDCASTLE INN LTD. (the "Lender").

                                   BACKGROUND

     A. Between November 15, 1997 and March 31, 1999, the Lender advanced funds to the Company on an open account (the "Advances"), and the Company made partial payments against the Advances, in the amounts listed on the attached EXHIBIT A.

     B. In connection with the Company's recent convertible debt offering, the Company and the Lender agreed to restructure and document the Advances as set forth in this Agreement.

                                    AGREEMENT

     In consideration of the terms and conditions of this Agreement, the parties agree as follows:

     1. CONFIRMATION OF AMOUNT AND TITLE. The Lender confirms and agrees that the outstanding principal amount of the Advances as of the date of this Agreement is $137,931. The Lender represents and warrants that it is the sole owner of the Advances and that it has not transferred, assigned, pledged, mortgaged, or conveyed any of its interest in the Advances.

     2. RESTRUCTURE. Upon execution and delivery of this Agreement, the Company shall execute and deliver to the Lender:

          2.1 NOTE. A Note in the initial principal amount of $74,886.50, in substantially the form attached as EXHIBIT B (the "Note"). The initial Note amount is equal to $64,541.50 (one-half of the current balance of the Advances) plus $10,345 in accrued interest.

          2.2 SHARES. Instructions to the Company's Transfer Agent to issue a certificate representing 9,217 shares of the Company's common stock (the "Shares"), subject to Section 5.4, below. The number of Shares is equal to $64,541.50 (one-half of the current balance of the Advances) plus $10,345 in accrued interest, divided by $8.125.

     3. CANCELLATION OF ADVANCES. The Lender hereby accepts the Note and the Shares as payment in full of the Advances, and cancels any obligation of the Company to repay the Advances, except as set forth in the Note.

     4. SUBSCRIPTION. The Lender hereby irrevocably subscribes for the Shares at a price of $8.125 per share, for a total purchase price of $74,886.50. The Lender certifies that it is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933, as amended.

     5. OTHER SECURITIES ISSUES.

          5.1 RISK OF LOSS. The Lender recognizes that an investment in the Company involves certain substantial risks which could result in the loss of the Lender's entire investment.

         5.2 INVESTMENT INTENT. The Lender certifies that it is purchasing the Note and the Shares for investment for its own account and not on behalf of any other person, nor with a view to, or for resale or other distribution of the Note or the Shares.

         5.3 NO REGISTRATION. The Lender acknowledges and understands that:
(a) the Note and the Shares have not been registered under either federal or state securities laws; (b) the Note and the Shares are being offered and sold to the Lender pursuant to Section 4(2) or other exemption available under the Securities Act of 1933, as amended, and comparable state securities exemptions; and (c) no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Note or the Shares.

          5.4 LEGEND. The Lender consents to the placement of a legend on the Note and all certificates representing the Shares in substantially the following form:

          These securities have not been registered under the Securities Act of 1933, he Securities Act of Washington, or the securities act of any other state. They may not be sold or offered for sale in the absence of an effective registration statement under the applicable act, or an opinion of counsel satisfactory to the issuer of the securities that an exemption under the applicable act is available and that such registration is not required.

          5.5 RESTRICTIONS ON TRANSFER. The Lender understands and acknowledges that: (a) no assignment, sale, transfer, exchange or other disposition of the Note or the Shares can be made except in accordance with applicable federal and state securities laws; (b) the Note and the Shares cannot be sold or otherwise distributed in the absence of registration or an exemption from the registration requirements of federal and state securities laws; and (c) the Company is not obligated to take any actions to register the Note or the Shares or make available any exemptions from federal or state registration requirements.

          5.6 RESIDENCE. The Lender certifies that it is a resident of the jurisdiction set forth beneath its signature.

     6. GENERAL PROVISIONS.

          6.1 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall be for the benefit of the parties and their respective successors and assigns.

          6.2 AMENDMENT; WAIVER. The provisions of this Agreement, or of any agreement or document executed in connection with this Agreement, may be amended or waived only in a written agreement signed by the party against which enforcement of such amendment or waiver is sought. Any waiver of any right or breach under this Agreement shall not be construed as a waiver of any other or any subsequent right or breach.

          6.3 SEVERABILITY. If any portion of this Agreement is held to be invalid by a court of competent jurisdiction, the remaining terms of this Agreement shall remain in full force and effect to the extent possible.

          6.4 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, other than its conflict of law rules. The parties consent to the jurisdiction of and venue in any appropriate court in King County, Washington.

          6.5 INDEPENDENT COUNSEL. The Lender acknowledges that it has been represented by independent legal counsel with regard to this Agreement, and has had an adequate opportunity to seek independent legal counsel with regard to all documents executed in connection with this Agreement. The Lender acknowledges that Davis Wright Tremaine LLP has represented the Company and has not represented the Lender.

          6.6 NOTICES. The parties shall deliver any notices required under this Agreement in writing by personal or courier delivery, facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below, or to such other address as specified by a party in writing. Notices shall be deemed effective as of the date of personal or courier delivery, confirmed facsimile transmission, or three days after the date on the postmark affixed to the notice.

          6.7 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall insure to the benefit of the parties and their respective successors and assigns.


 --------------------------------------------------------------------------
 IF TO THE COMPANY:                   WITH A COPY TO:
 --------------------------------------------------------------------------
 Global Media Corp.                   Davis Wright Tremaine LLP
 400 Robson Street                    2600 Century Square
 Vancouver, BC Canada V6B 2B4         1501 Fourth Avenue
 FACSIMILE: (604) 688-9996            Seattle, Washington 98101-1688
 ATTENTION: James L. Porter,          FACSIMILE: (206) 386-7500
            Chief Financial Officer   ATTENTION: Eugenie D. Mansfield, Esq.
 --------------------------------------------------------------------------
 IF TO LENDER:                        WITH A COPY TO:
 --------------------------------------------------------------------------
 ___________________________________  ____________________________________
 ___________________________________  ____________________________________
 FACSIMILE:_________________________  FACSIMILE:__________________________
 ATTENTION: ________________________  ATTENTION: _________________________
 --------------------------------------------------------------------------

          6.8 ATTORNEY FEES. The prevailing party in any arbitration or litigation concerning this Agreement is entitled to reimbursement of its reasonable attorneys' fees, costs and expenses from the non-prevailing party, including fees, costs and expenses incurred on appeal or in bankruptcy proceedings.

          6.9 ENTIRE AGREEMENT. This Agreement, its attached schedules and exhibits, and the documents executed in connection with this Agreement, contain the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede any and all prior agreements, written or oral, relating to their subject matter.

          6.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute the same instrument.

     Executed as of the first date written above.


                                         LENDER:

                                         SANDCASTLE INN LTD.

                                         By:      /s/ Robert Fuller
                                            -----------------------------------
                                         Name:  Robert Fuller
                                              ---------------------------------
                                         Title:
                                               --------------------------------
                                         Jurisdiction of Residence:
                                                                   ------------


                                         COMPANY:

                                         GLOBAL MEDIA CORP.


                                         By:  /s/ L. James Porter
                                            -----------------------------------
                                         Name:  L. James Porter
                                         Title:  Chief Financial Officer

                                    EXHIBIT A

                           ADVANCE AND PAYMENT HISTORY



  DATE                 CANADIAN FUNDS             CUMULATIVE TOTAL
                              $                   (CANADIAN FUNDS)
                                                          $
11/15/97                    5,950                       5,950
11/30/97                     840                        6,790
12/05/97                    7,588                      14,378
12/05/97                     465                       14,843
12/05/97                     480                       15,323
12/09/97                     138                       15,761
12/15/97                   11,214                      26,975
12/15/97                     785                       27,760
12/31/97                    3,061                      30,821
12/31/97                     187                       31,008
01/03/98                    2,210                      33,218
01/12/98                    2,091                      35,309
                             137                       35,446
01/14/98                    3,327                      38,773
                             232                       39,005
02/02/98                    6,000                      45,005
03/03/98                    1,935                      46,940
03/05/98                    2,182                      49,122
03/25/98                     332                       49,454
04/02/98                   11,095                      60,549
04/27/98                  (13,283)                     47,266
04/28/98                  (12,000)                     35,266
04/30/98                    2,266                      37,534
05/01/98                    1,824                      39,358
05/03/98                     200                       39,558
05/15/98                   10,948                      50,506
05/19/98                    8,970                      59,476
05/31/98                    7,844                      67,320
06/05/98                  (20,000)                     47,320
06/03/98                     857                       48,177
06/05/98                  (20,000)                     28,177
06/15/98                    7,505                      35,682
06/15/98                     625                       36,307
06/18/98                    3,698                      40,005
06/30/98                    9,438                      49,443
06/30/98                   12,000                      61,443
07/03/98                  (11,573)                     49,870
07/09/98                    8,967                      58,837
07/10/98                    5,000                      63,837
 7/31/98                    6,140                 69,977 (YEAR END)
08/07/98                   13,173                      83,150
08/07/98                  (15,000)                     68,150

                                       5


08/11/98                     623                       68,773
08/18/98                   10,000                      78,773
08/21/98                   10,000                      88,773
08/24/98                   10,000                      98,773
09/01/98                   10,000                      108,773
09/15/98                   10,000                      118,773
09/23/98                    5,000                      123,773
09/28/98                   50,000                      173,773
10/01/98                    6,000                      179,773
10/16/98                    5,000                      184,773
10/19/98                   10,000                      194,773
03/31/99                  (194,773)                       0
03/31/99                   200,000                     200,000


When converted to US funds using the exchange rate of 1.45 the cumulative total is $137,931.

                                    EXHIBIT B


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE SECURITIES ACT OF WASHINGTON, OR THE SECURITIES ACT OF ANY OTHER STATE. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THE SECURITIES THAT AN EXEMPTION UNDER THE APPLICABLE ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED.


                                      NOTE

PRINCIPAL: $74,886.50                                     DATE:   July 26, 1999

     1. PROMISE TO PAY. In return for value received, GLOBAL MEDIA CORP. ("Borrower") promises to pay to the order of SANDCASTLE INN LTD. ("Lender"), at the address below the Lender's signature, or at such other place as Lender may designate, the principal amount of Seventy-Four Thousand Eight Hundred Eighty-Six Dollars and Fifty Cents ($74,886.50), plus interest and all other sums due under this Note.

     2. INTEREST. Interest on the unpaid principal balance of this Note shall accrue daily at rate 9% per annum, until all sums due under this Note are paid in full.

     3. PAYMENTS. Borrower shall make payments of $18,721.63 in principal plus accrued and unpaid interest to Lender on October 31, 1999, January 31, 2000, April 30, 2000, and July 31, 2000 (the "Due Date"). On the Due Date, the Borrower shall also pay to Lender all outstanding principal, accrued interest, and any other unpaid sums due under this Note. The Borrower may completely or partially prepay this Note at any time. The Borrower, however, must continue to make all payments when due, despite any prepayments. Lender shall apply every payment or prepayment first to Lender's charges and costs, then to unpaid accrued interest due under this Note, and then to the principal balance.

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     4. DEFAULT. Lender may declare the Borrower to be in default, and all amounts due under this Note immediately due in full if the Borrower fails to make any payment when due under this Note. However, Lender's failure to exercise any right available to it upon the Borrower's default, or to strictly enforce any term of this Note, the Loan Agreement or the Security Documents, does not constitute a waiver of that right or term.

     5. USURY. Lender and the Borrower specifically intend this Note to bear a lawful rate of interest. If any competent court finds that this Note's rate of interest is unlawful, the interest rate shall be reduced to the highest legal rate. Lender shall apply any excess interest previously collected to this Note's unpaid principal balance, or, if this Note is fully repaid, return it to the Borrower.

     6. WAIVERS. The Borrower and all other persons liable or to become liable on this Note waive presentment, demand of payment, notice of dishonor, protest, notice of nonpayment, and all other notices and demands.

     7. APPLICABLE LAW, JURISDICTION; VENUE. This Note shall be governed by, construed, and enforced under the laws of the state of Washington. The Borrower submits to the jurisdiction and venue of any court located in King County, Washington.

     8. ATTORNEY FEES AND COSTS. The Borrower agrees to pay all of Lender's reasonable costs incurred, with or without legal action, in collecting any amounts due under this Note, or upon appeal or bankruptcy proceedings, including attorneys' fees incurred as a result of a lawsuit, appeal and/or bankruptcy proceeding.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                                       GLOBAL MEDIA CORP.


                                       By:  /s/ L. James Porter
                                            -----------------------------------
                                       Name:  L. James Porter
                                       Title:  Chief Financial Officer

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